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EXHIBIT 10.7

                                 OMNICARE, INC.

                             1998 LONG-TERM EMPLOYEE
                           INCENTIVE PLAN (THE "PLAN")

                             STATEMENT OF AMENDMENT
                             EFFECTIVE MARCH 1, 2000

The first sentence of Section 4 of the Plan is hereby amended, in its entirety, to read as follows:

"The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3,500,000 shares."